                                                                   EXHIBIT 10.85

              Equity Pledge Agreement-Participation Letter of Shenzhen E-Time

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                             EQUITY PLEDGE AGREEMENT

JIMMY WEI YU (Identity Card Number: 310106731015081) and JASON NANCHUN JIANG (Identity Card Number: 310109730305521) (hereinafter the "PARTICIPATED PLEDGOR"), and SHENZHEN E-TIME COMMERCIAL CONSULTING CO., LTD. (registered address: Room 802, Zhongdian Information Building, No. 1 Xinwen Road, Futian District, Shenzhen) (hereinafter the "PARTICIPATED TARGET COMPANY"), hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 between Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Focus Media Digital Information Technology (Shanghai) Co, Ltd. (hereinafter "FOCUS MEDIA DIGITAL"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "EQUITY PLEDGE AGREEMENT") as an independent contract party. The Participated Pledgor and the Participated Target Company hereby agree to pledge the equity of the Participated Target Company which constitute 100% of the registered capital of the Participated Target Company to Focus Media Technology as of the date of this Acknowledgement Letter to secure the following contractual obligations:

1.    Contractual Obligation for the Participated Pledgor:

(a) Contractual Obligation under the Call Option Agreement among Focus Media Technology and other relevant parties dated March 28 2005 (hereinafter the "CALL OPTION AGREEMENT") participated by the Pledgor pursuant to the Acknowledge Letter executed by the Participated Pledgor on the date May 22, 2006; and

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement among Focus Media Technology and other relevant parties dated March 28 2005 (hereinafter the "PROXY AGREEMENT") participated by the Pledgor pursuant to the Acknowledge Letter executed by the Participated Pledgor on the date May 22, 2006.

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              Equity Pledge Agreement-Participation Letter of Shenzhen E-Time


2.    Contractual Obligation for the Participated Target Company:

(a) Contractual Obligation under the Call Option Agreement participated by the Target Company pursuant to the Acknowledge Letter executed by the Participated Target Company on the date May 22, 2006; and

(b) Contractual Obligation under the Proxy Agreement participated by the Target Company pursuant to the Acknowledge Letter executed by the Participated Target Company on the date May 22, 2006.

This Acknowledgement Letter once executed by the Participated Pledgor and Participated Target Company, the Participated Pledgor and the Participated Target Company shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), agree to perform the obligations of Pledgors and Target Companies stipulated in the Equity Pledge Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and admit the rights and obligations of Parties under the Equity Pledge Agreement.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

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              Equity Pledge Agreement-Participation Letter of Shenzhen E-Time

                                [EXECUTION PAGE]

JIMMY WEI YU

Signature by:     /s/ Jimmy Wei Yu
              ------------------------
Date: May 22, 2006

JASON NANCHUN JIANG

Signature by :    /s/ Jason Nanchun Jiang
              --------------------------------
Date: May 22, 2006

SHENZHEN E-TIME COMMERCIAL CONSULTING CO., LTD.
(Company chop)

Signature by:     /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by:     /s/ Jason Nanchun Jiang
              --------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO, LTD.
(Company chop)

Signature by:     /s/ Jason Nanchun Jiang
              --------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006